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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated October 19, 2004 in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2, No. 333-119611) of RMR F.I.R.E Fund.


                                                   /s/ ERNST & YOUNG LLP


Boston, Massachusetts
December 10, 2004